Investor Update

October 2003

Exhibit 99.1

Forward Looking Statement

This presentation contains forward-looking statements
relating to the financial condition, results of operations
and business of Sky Financial Group, Inc. Actual results
could differ materially from those indicated. Among the
important factors that could cause actual results to differ
materially are interest rates, the success of the integration of acquisitions, changes in the mix of the company’s
business, competitive pressures, general economic
conditions and the risk factors detailed in the Company’s
periodic reports and registration statements filed with
the Securities and Exchange Commission.

Sky Profile

Formed from merger-of-equals in 1998

Eight regions consolidated under Sky name

Over 260 financial centers serving communities
in Ohio, Michigan, Pennsylvania, Indiana and W. Va

Headquarters located in Bowling Green, OH

$12.8 billion in total assets

43rd largest publicly-owned holding company in U.S.

$2.0 billion market cap (9/30/03)

A Period of Rapid Growth

CAGR =

23%

Assets ($Billions)

Strategic Vision

Led by strong regional presidents who “own”
the delivery channels

2

Characterized by high-quality operations,
product/business line experts, and state-of-
the-art information systems

3

A community-based, integrated
financial services company

1

Sky Priorities

Organic growth

Growth of fee-based businesses

Organizational synergies

Sound asset quality

Acquisitions

~ One Company ~ One Culture ~

A Platform for Organic Growth

A focus on:

Regional delivery structure

Sky Trek process

Incentive compensation

Our goal is to become the premier sales
and service organization in our regions

A Strong Community Foundation

Local empowerment and accountability

Local board input

Community leadership

Corporate oversight and support

Sky Trek Sales and Service Results

(Thousands)

Building Relationships

Incentive Compensation
Drives Performance

Every employee included in plan

All have goals in four categories:

Profitability

Growth

Asset quality

Client service

All receive monthly scorecards on
performance

Variable pay comprised 29.2% of total 2002
compensation

Fee-Based Business Growth

Rationalized fee-based businesses to
leverage growth platform

Consolidated into centrally-managed
businesses headed by experts:

Sky Trust

Sky Insurance

Sky Investment Associates

Delivery through Sky banking regions
via bank CEOs

Change in Fee Mix *

(Millions)

CAGR = 12.7%

$88

$94

$99

$120

$150

* Excluding discontinued operations

Today: A Diversified
Financial Services Company

Mortgage servicing portfolio:

$4.9 billion

Trust assets under administration:

$3.2 billion

Brokerage volume:

$150 million

Annual insurance premium volume:

$500 million

Leading national originator of financing to dentists

Sky Financial Solutions

Redesigned in August 2000

3Q‘03 portfolio $716 million

Six years of consistent credit quality

Returned to profitability 4Q’02

Forecasting continued growth in
profitability in 2003 and beyond

A Successful Restructuring

Organization Synergies

Core banking system conversion
completed in May 2002

Implementation of enhanced profitability
measurement and reporting

Roll-out of Enterprise, a new Windows,
browser-based system for client
information

Merger-related conversions generally
completed within 30 days

A Diverse Portfolio

Total Loans of $9.1 billion as of September 30, 2003

Residential Mtg. 9%

Commercial RE  37%

SFS 8%

Consumer 20%

C&I 26%

Sound Asset Quality

Conservative credit
culture

Disciplined lending
practices

Consistent level of
charge-offs

Net Charge-offs as a % of Average Loans

Good Reserve Coverage

*       represents non-performing commercial loans backed by A-rated sureties

.56%

.63%

.60%

.51%

.95%

.89%

.80%

.89%

.68%

.97%

.68%

.97%

1.58%

1.57%

1.54%

1.55%

1.56%

1.56%

A Successful Acquisition Strategy

Enhancement of financial services
product lines

Expansion of geography into contiguous
markets

Three Rivers Bancorp:  Closed October 1, 2002

Metropolitan Financial Corp:  Closed April 30, 2003

Building market share

GLB Bancorp: Closed October 19, 2003

Three Rivers Bancorp

$1.1 billion in
assets

Complementary
PA footprint

6th largest share
of attractive
Pittsburgh market

Since 9/30/02:

Core deposits
up 33.3%

Commercial
loans up 6.7%

Completed October 1, 2002

Metropolitan Financial Corp.

$1.3 billion in assets

#12 share of $53 billion
deposit Cleveland MSA

Core deposit premium of
less than 4%

$2.3MM after-tax merger
charge in 2Q ’03

Annualized cost savings
of $8.3MM, or 30%

Two cents accretive to
2003 earnings

Cleveland MSA

24 Metropolitan Offices

Completed April 30, 2003

Great Lakes Bancorp

$209 million in assets

Add on to Sky Bank’s
Greater Cleveland
Region

Accretive to earnings

Accretive to capital

Completed October 19, 2003

• 24 Metropolitan Offices

• 13 Great Lakes Offices

• Other Sky Offices

Sky Financial – 2Q 2003

Regions (L – R)

Mid Am

Ohio Bank

Greater
Cleveland

Stark/Summit

Mahoning
Valley

Ohio Valley

Western
Pennsylvania

Pittsburgh

Sky Financial Goals

2002 Sky vs 100 Largest BHC’s*

* Excluding non-operating items

10-12% EPS Growth

Top Quartile Performance

NPL/Total loans

Efficiency ratio

ROA

ROE

(Net operating
income)

0.89%

51.8%

1.36%

18.6%

Sky

0.45%

51.8%

1.59%

18.5%

Top Quartile

0.69%

56.8%

1.33%

16.1%

Median

2003 Results

2002

2003

% Change

YTD

Net income

$93.9 MM

$115.2 MM

+22.7%

EPS

$1.13

$1.29

+14.2%

3rd QUARTER

Net income

$33.0 MM

$41.6 MM

+25.8%

EPS

$.40

$.46

+15.0%

ROE

18.46%

18.00%

ROA

1.35%

1.31%

Efficiency

52.81%

54.03%

Balance Sheet Growth

($Billions)

Net Interest Margin (%)

Diversified Revenue Growth

Fees as % of Total Revenues

($ in millions)

29.3%

30.7%

29.4%

28.7%

31.3%

31.9%

A Consistent Level of Efficiency

Efficiency Ratio*

* Excluding non-operating items

Growing Operating EPS*

* Excludes non-operating items

Our Vision is Clear

Superior operating performance

Balance sheet strength

Aggressive performance goals

High growth profile

Our Focus is Sharp

Regional financial services model

Sky Trek sales and service process

Incentive-based compensation

Asset quality orientation

Total Shareholder Returns

%

%

%

%

%

%

Why Buy Sky

*Consensus forecast 2003 and 2004

**Based on closing stock prices as of 10/20/03

2002

2003

2004

Operating EPS*

$1.60

$1.76

$1.93

Operating EPS growth*

10%

10%

10%

P/E:**

- SKYF

13.6x

12.4x

- 100 largest BHCs

16.0x

14.2x

- Banks $10-20 billion

14.3x

13.2x

Dividend yield

3.3%

Greater Cleveland Region

Dick Hollington

Greater Cleveland Region

24 Metropolitan Offices

13 Great Lakes Offices

Other Sky Offices

Metropolitan and
Great Lakes Bank
acquisitions

30 locations
throughout Greater
Cleveland

#12 share of
Cleveland MSA
- $53 billion deposit

Pepper Pike
Regional HQ

Greater Cleveland Milestones

Opened Chagrin Office of The Ohio Bank in 1994

Opened Brecksville LPO of Mid Am Bank in 1998

Established Sky Trust Headquarters in Pepper Pike
in 1999

Completed acquisition of Metropolitan Bank & Trust
in May 2003

Completed acquisition of Great Lakes Bank in
Oct 2003

Great Lakes systems conversion in December 2003

Sky’s Target Clients

Residential home building and land
development, multi-family, office,
industrial, retail – up to $25 million

Real Estate

Commercial

High net worth individuals and families,
professionals, executives and business
owners

Wealth
Management

Clients surrounding Sky financial centers

Retail

Privately-held business under $100
million sales

Mid-sized municipalities, not for profit
organizations

Why Sky Targeted
Cleveland for Regional HQ

Large Metropolitan area with
concentration of targeted retail and
commercial clients

Small market share combined with
focused strategy

Allows Sky to penetrate market

Growth market for Sky

Strong financial service competition
will improve Sky

Greater Cleveland
Region Strategy

Relentless focus on our target client
segments – Know more about our clients
needs than anyone else

Most responsive financial service firm in
town due to:

Local decision making

Quick turnaround

Experienced people

Growth through organic sales, denovo
locations and acquisitions

How you can help?

Let your friends and colleagues know
about Sky

Let us know if you know of friends
colleagues that might need our
services

Increase your relationship with Sky in
all of our business areas, banking,
trust, investments and insurance

The Greater Cleveland
Region Wants to:

Thank you for the business
you do with Sky and plan
to do in the future

Our Vision Is Clear.

Our Focus Is Sharp.